Exhibit 99.1

ImmuCell

ImmuCell Hires Chief Financial Officer

For Immediate Release

PORTLAND, Maine – April 7, 2025 – ImmuCell Corporation (Nasdaq: ICCC) (“ImmuCell” or the “Company”), a growing animal health company that develops, manufactures and markets scientifically proven and practical products that improve the health and productivity of dairy and beef cattle, today announced that it has hired Timothy C. Fiori to serve as its Chief Financial Officer.

Mr. Fiori brings to ImmuCell approximately 24 years of finance and commercial operating experience with IDEXX Laboratories in Westbrook, Maine. He is a 2001 graduate of the University of Maine, Orono with a B.S in Finance. He lives in Raymond, Maine with his wife, Rachel, and enjoys many outdoor activities.

“I am excited to join the ImmuCell leadership team at such a pivotal time in the Company’s development,” commented Mr. Fiori. “The product portfolio has tremendous proven value and great potential as we look to the future. I’m eager to start contributing immediately to the Company’s growth and development.”

“Adding Tim’s depth of experience and his great attitude to our team is a critical step in our ongoing growth plan,” added Michael F. Brigham, President and CEO. “He can help us leverage our personnel, improve our standard costing and financial reporting systems and find new efficiencies in all aspects of our business, to touch on just a few of the anticipated impacts that I believe Tim will have on our business.”

About ImmuCell:

ImmuCell Corporation’s (Nasdaq: ICCC) purpose is to create scientifically proven and practical products that improve the health and productivity of dairy and beef cattle. ImmuCell manufactures and markets First Defense®, providing Immediate Immunity™ to newborn dairy and beef calves, and is in the late stages of developing Re-Tain®, a novel treatment for subclinical mastitis in dairy cows without FDA-required milk discard or pre-slaughter withdrawal label restrictions that provides an alternative to traditional antibiotics. Press releases and other information about the Company are available at: http://www.immucell.com.

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Cautionary Note Regarding Forward-Looking Statements (Safe Harbor Statement):

This Press Release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and will often include words such as “expects”, “may”, “anticipates”, “aims”, “intends”, “would”, “could”, “should”, “will”, “plans”, “believes”, “estimates”, “targets”, “projects”, “forecasts”, “seeks” and similar words and expressions. Such statements include, but are not limited to, any forward-looking statements relating to: our plans, goals and strategies for our business; future improvements to internal financial and accounting systems; projections of future financial or operational performance; future demand for our products; the timing and outcome of pending or anticipated applications for regulatory approvals; and any other statements that are not historical facts. These statements are intended to provide management’s current expectations of future events as of the date of this earnings release, are based on management’s estimates, projections, beliefs and assumptions as of the date hereof and are not guarantees of future performance. Such statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, financial or operational performance or achievements to be materially different from those expressed or implied by these forward-looking statements; forward-looking statements include other risks and uncertainties detailed from time to time in filings we make with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K and our Current Reports on Form 8-K. Such statements involve risks and uncertainties and are based on our current expectations, but actual results may differ materially due to various factors. In addition, there can be no assurance that future risks, uncertainties or developments affecting us will be those that we anticipate. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts:	Michael F. Brigham, President and CEO
ImmuCell Corporation
(207) 878-2770

Joe Diaz, Robert Blum and Joe Dorame
Lytham Partners, LLC
(602) 889-9700
iccc@lythampartners.com

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